IDEX Proprietary & Confidential Third Quarter 2017 Earnings October 17, 2017

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • IDEX’s Outlook • Q3 2017 Financial Performance • Q3 2017 Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified Products • 2017 Guidance Detail • Q&A 2 AGENDA

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13652255 • Log on to: www.idexcorp.com 3 Replay Information

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, capital expenditures, acquisitions, cost reductions, cash flow, revenues, earnings, market conditions, global economies and operating improvements, and are indicated by words or phrases such as “anticipate,” “estimate,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending September 30, 2017, which is available on our website. 4

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries $105 $110 $115 $120 Q3 $114 $115 2016 2017 16.0% 18.0% 20.0% 22.0% Q3 21.1% 22.0% 2016 2017 $0.80 $0.90 $1.00 $1.10 Q3 $0.92 $1.08 2016 2017 $500 $525 $550 $575 Q3 $530 $574 2016 2017 5 IDEX Q3 Financial Performance Sales Adjusted EPS* Adjusted Operating Margin* Free Cash Flow 90 bps increase 17% increase 138% Conversion Organic Sales growth of 7 percent drove a 17 percent increase in EPS Organic: 7% increase (Dollars in millions, excl. EPS) *Q3 ‘16 adjusted for the net loss on divestitures ($2.1M)

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 6 Fluid & Metering Technologies Orders Sales Q3 Sales Mix: Organic 7% Divestitures -2% FX 1% Reported Sales 6% Q3 Highlights:  FMT organic sales increased for the third quarter in a row  Consecutive quarters of double-digit organic growth in orders and sales within the Agriculture platform  New product development drove growth within Water  Industrials continue to rebound with continued optimism  Mid Stream market within Energy showing signs of recovery Operating Margin Organic orders up 6 percent and organic sales up 7 percent $180 $195 $210 $225 Q3 $204 $216 2016 2017 24.0% 26.0% 28.0% 30.0% Q3 26.8% 28.1% 2016 2017 $180 $195 $210 $225 Q3 $208 $221 2016 2017 130 bps increase Organic: 6% increase Organic: 7% increase (Dollars in millions)

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 7 Health & Science Technologies Orders Sales Operating Margin Q3 Sales Mix: Organic 10% Acquisition/Divestitures 3% FX 0% Reported Sales 13% Q3 Highlights:  Scientific Fluidics market continues to outperform  MPT platform benefitted from both large as well as mid-size orders during the quarter  Double digit organic order and sales growth at the Sealing platform due to strength in the Semicon market  SFC acquisition outperforming expectations Organic orders up 6 percent and organic sales up 10 percent $150 $175 $200 $225 Q3 $186 $202 2016 2017 $150 $175 $200 $225 Q3 $184 $207 2016 2017 18.0% 20.0% 22.0% 24.0% Q3 20.3% 22.2% 2016 2017 Organic: 6% increase Organic: 10% increase 190 bps increase (Dollars in millions)

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 8 Fire & Safety / Diversified Products Orders Sales Operating Margin Q3 Highlights:  Strong rebound by Dispensing with a few large orders secured  Strong quarter at Band-It, with market share gains in auto and a rebound in energy  North American market remains solid within both Fire and Rescue  Recent Fire acquisitions integrating well with legacy businesses Organic orders up 10 percent and organic sales up 4 percent Q3 Sales Mix: Organic 4% Acquisitions 0% FX 2% Reported Sales 6% $115 $130 $145 $160 Q3 $140 $156 2016 2017 Organic: 10% increase $115 $130 $145 $160 Q3 $139 $147 2016 2017 22.0% 23.0% 24.0% 25.0% Q3 23.4% 24.7% 2016 2017 Organic: 4% increase 130 bps increase (Dollars in millions)

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Q4 2017 – EPS estimate range: $1.06 – $1.08 – Organic revenue growth: ~ 6% – Operating margin: ~ 22.0% – Tax rate: ~ 28.5% – FX impact: ~ 3.0% topline tailwind based on September 30, 2017 FX rates – Corporate costs: ~ $17 million FY 2017 – Adjusted EPS estimate range: $4.25 – $4.27 – Organic revenue growth: ~ 5% – Operating margin: ~ 22.0% – FX impact: Flat based on September 30, 2017 FX rates – Other modeling items • Tax rate: ~ 27% • Cap Ex: ~ $40M • Free Cash Flow will be ~120% of net income • EPS estimate excludes all future acquisitions and associated costs and any future restructuring charges • Corporate costs ~ $70 million 9 Outlook: 2017 Guidance Summary